Exhibit 10.3

Certain identified information has been excluded from this exhibit because it is both not material and is the type that the registrant treats as private or confidential. Information that was omitted has been noted in this document with a placeholder identified by the mark “[***]”.

AMENDMEMENT NO. 2

TO THE PRODUCT AGREEMENT

BETWEEN PATHEONINC. AND AMYLYXPHARMACEUTICALS, INC.

(“Amendment No. 2”)

This Amendment No. 2, is effective as of March 20th, 2023 (“Effective Date”) by and between Amylyx Pharmaceuticals, Inc., having a principal place of business of business at 43 Thorndike Street, Cambridge, MA 02141 (“Client”) and Patheon Inc., having a principal place of businessat 111 Consumers Drive, Whitby, Ontario, L1N 5Z5 (“Patheon”).

WHEREAS Client and Patheon entered into a Master Manufacturing Services Agreement effective November 12, 2019 (the “Agreement”) that included as Appendix 1, that Product Agreement AMX0035 effective November 12, 2019 and as amended by Amendment No. 1 on January 18, 2021; (the “ProductAgreement”); and

WHEREAS Client and Patheon mutually desire to amend Schedule A to the Product Agreement with respect to pricing, process train and batch size (“Schedule A”).

NOW THEREFORE in consideration of the rights conferred and the obligations assumed herein, and for other good and valuable consideration (the receipt and sufficiency of which are acknowledged by each party), and intending to be legally bound the Parties agree as follows:

1.
Schedule A is hereby deleted in its entirety and replaced with new Schedule A attached hereto as Exhibit A.
2.
Except as expressly provided in this Amendment No. 2, all other terms, conditions and provisions of the Agreement and the Product Agreement shall applyand remain in full force and effect. To the extent there are any inconsistencies or ambiguities between the terms of this Amendment No. 2 and the Agreement or the Product Agreement, the terms of this Amendment No. 2 shall supersede and prevail.
3.
This Amendment No. 2 may be executed in two counterparts each of which shall be deemed an original but both of which taken together shall constitute one and the same instrument.

IN WITNESSWHEREOF, the parties heretohave caused their duly authorized representatives to sign this Amendment No. 2 upon the date first set forth above.

AMYLYX PHARMACEUTICALS, INC. PATHEON INC.

By: /s/ Joshua Cohen By: /s/ Matt Wilson

Name: Name: Matt Wilson

Title: Title: Director, Business Mgmt

Reason: Approver of the Non-GxP

EXHIBIT A

Schedule A CommercialSupply Pricing

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